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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) :  January 16, 1998


                          Commission File No. 1-10403


                             TEPPCO Partners, L.P.
             (Exact name of Registrant as specified in its charter)

            Delaware                                  76-0291058
     (State of Incorporation                     (I.R.S. Employer
          Organization)                         Identification Number)


                               2929 Allen Parkway
                                 P.O. Box 2521
                           Houston, Texas 77252-2521
          (Address of principal executive offices, including zip code)


                                 (713) 759-3636
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

        On January 16, 1998, TEPPCO Partners, L.P. publicly announced the results of operations for the year ended December 31, 1997. The purpose of this report is to file the press release containing such announcement under the Securities Exchange Act of 1934, as amended, so that such announcement may be incorporated by reference in the Registration Statement on Form S-3 of TE Products Pipeline Company, Limited Partnership, relating to the proposed public offering by such entity of an aggregate of $390 million principal amount of Senior Notes.


Item 7.  Statements and Exhibits

        (c)  Exhibits:

                Exhibit
                Number                  Description
                -------                 -----------
                 99.1 Press release of TEPPCO Partners, L.P., dated January 16, 1998.



                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TEPPCO Partners, L.P.
                                             (Registrant)

                                             By: Texas Eastern Products
                                                 Pipeline Company, General
                                                 Partner

                                             /s/ CHARLES H. LEONARD
                                             ----------------------------
                                             Charles H. Leonard
                                             Sr. Vice President,
                                             Chief Financial Officer
                                               and Treasurer



Date: January 16, 1998.

                                 EXHIBIT INDEX

                Exhibit
                Number                  Description
                -------                 -----------
                 99.1 Press release of TEPPCO Partners, L.P., dated January 16, 1998.